THE
BEAR STEARNS
FUNDS

FIXED INCOME FUNDS

       - Income Portfolio
       -
       - High Yield Total Return Portfolio




       SEMI-ANNUAL REPORT
       SEPTEMBER 30, 2002











BSF-R-016-11

                           [BEAR STEARNS LOGO]

                   T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio
                        High Yield Total Return Portfolio
                             LETTER TO SHAREHOLDERS

                                                                October 31, 2002

Dear Shareholders:

We are pleased to present the semi-annual report to shareholders for the Income Portfolio and High Yield Total Return Portfolio ("High Yield Portfolio") for the six months ended September 30, 2002. Detailed performance data for each class of shares of each Portfolio can be found in the "Financial Highlights" of this report.

INCOME PORTFOLIO

In order to better reflect the Income Portfolio's focus on the intermediate range of the maturity spectrum, the benchmark was changed during the period to the Lehman Intermediate Government/Credit Index. The goal of this repositioning is to reduce the Income Portfolio's interest rate volatility relative to the benchmark.

During the semi-annual period, stock market volatility, rising geopolitical risk and news of a slowing U.S. economy drove investors out of equities and into fixed income, causing the bond markets to rally and yields to fall across the entire maturity spectrum. Yield spreads on the bonds of even high quality corporations with solid accounting practices widened dramatically as investors sought to avoid credit risk.

The primary cause of the Income Portfolio's underperformance was its allocation to high yield, a sector that is not included in the benchmark. A growing number of corporate governance scandals and a successive chain of earnings disappointments -- the same factors that contributed to excessive equity market volatility during the period -- caused price depreciation and widening spreads in the high yield sector. High yield spreads reached their widest levels over Treasuries since 1990. In response, we scaled back the Income Portfolio's exposure to high yield during the period -- a decision that helped offset some of the drag on performance.

By contrast, the Income Portfolio's overweighted allocation to financial services issues helped performance as the sector outperformed the corporate bond market as a whole. In addition, losses in other areas were somewhat offset by our significantly underweighted position in energy. The fixed income securities of companies involved in energy trading experienced price depreciation as accounting scandals at companies with similar lines of business -- most notably Enron -- tainted the market as a whole.

Our overweighted position in asset-backed securities also helped performance. Asset-backed securities benefited from a flight to quality as investors sought fixed income investments that were devoid of credit risk. We underweighted the mortgage-backed securities sector during the period, due to higher levels of prepayment risk -- a decision that contributed positively to performance.

In the months ahead, we plan to maintain the Income Portfolio's current yield curve positioning until we see signs of improving economic growth. Once the economy begins to pick up, we will shift our positioning from a bulleted structure to a barbell structure, which tends to outperform in an environment of a flattening yield curve. We will remain cautious on mortgage-backed securities going forward because of increasing prepayment risk and our opinion that the sector may underperform once interest rates reverse direction.

HIGH YIELD TOTAL RETURN PORTFOLIO*

In order to better reflect the universe of securities in which the High Yield Portfolio currently invests, the benchmark was changed, effective August 1, 2002 to the Lehman High Yield Index.

The semi-annual period was challenging for high yield as a series of accounting restatements and concerns over corporate governance issues eroded investor confidence in the markets. In a watershed event, one of the country's largest telecommunications providers, WorldCom, Inc., admitted to accounting fraud in the billions of dollars. The scandal caused high yield spreads over Treasuries to widen dramatically, affecting not only the telecommunications sector but most of the high yield market. The combination of several large-scale accounting scandals, a continuous stream of earnings disappointments and growing geopolitical risk created a flight to quality in which investors moved assets into more conservative investments. As the period drew to a close, high yield spreads reached their widest levels since 1990.

In this difficult environment, the High Yield Portfolio outperformed its benchmark, the Lehman High Yield Index. We are pleased to report that the High Yield Portfolio has not experienced a single default for the calendar year -- a significant accomplishment given that high yield defaults reached an all-time high early in the year.

During the period, the amount of debt that was downgraded to non-investment grade due to bankruptcies and reduced earnings expectations increased substantially, exceeding the amount of new high yield issuance for 2002 to date. These downgrades, combined with falling stock prices among high yield issuers, quickly translated into widening yield spreads. Concerns over corporate governance issues led to increased scrutiny of accounting practices, with companies that drew any sort of attention in this regard trading off sharply. Evidence of a slowing U.S. economy caused price declines in sectors such as airlines and technology, which depend on business spending. While the High Yield Portfolio did not own any airline issues, it was affected by the downturn in technology.

The High Yield Portfolio's outperformance for the period was driven by our overweighted positions in energy, health care and gaming and lodging, all of which benefited from stable cash flows. Our underweighted positions in wireline telecommunications, airlines, finance, cable and utilities -- sectors that suffered from the slowing economy and corporate governance issues -- also helped performance. We reduced our exposure to utilities and cable throughout the period as deteriorating conditions and accounting issues led to poor performance.

In the months ahead, we expect the high yield market to remain difficult until corporate governance issues are resolved and the economy begins to show signs of improvement. Our strategy will be to avoid problem areas, while at the same time seeking to identify issues that are undervalued and oversold. Because spreads are at all-time highs, we believe there are good investment opportunities available among issues that have experienced price depreciation by sector association rather than due to any fundamental problems with the issuer.

In conclusion, we value the confidence you have placed in us and would be pleased to address any questions or concerns you may have. Please feel free to call us at 1-800-766-4111.

Sincerely,

/s/ Doni L. Fordyce
-------------------
Doni L. Fordyce
President and Trustee
The Bear Stearns Funds

-------------
* Investing in high yield debt securities generally involves greater risks than investing in more highly rated debt securities such as the risk of greater price fluctuation and the possible loss of principal and income.

                   T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                       TOP TEN INDUSTRY/SECTOR WEIGHTINGS
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    INDUSTRY/SECTOR                                                                                  NET ASSETS
 ----    ----------------------------------------------------------------------------------------------   ----------
     1.  U.S. Government Agency Obligations ...........................................................      45.12
     2.  U.S. Government Obligations ..................................................................      18.93
     3.  Consumer, Non-Cyclical .......................................................................       6.79
     4.  Financial ....................................................................................       4.19
     5.  Energy .......................................................................................       3.40
     6.  Communications ...............................................................................       2.84
     7.  Asset-Backed .................................................................................       2.61
     8.  Mortgage-Backed ..............................................................................       2.40
     9.  Industrial ...................................................................................       1.72
    10.  Consumer, Cyclical ...........................................................................       1.69
 -------------------------------------------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------------------------
                                              TOP TEN HOLDINGS*
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                INDUSTRY/SECTOR                          NET ASSETS
 ----    ----------------------------------------------------    --------------------------------------   ----------
     1.  Freddie Mac ........................................    U.S. Government Agency Obligations          22.62
     2.  Fannie Mae .........................................    U.S. Government Agency Obligations          22.50
     3.  U.S. Treasuries ....................................    U.S. Government Obligations                 18.93
     4.  Mitsubishi Motors Credit of America, Inc. ..........    Asset-Backed                                 1.12
     5.  PNC Mortgage Acceptance Corp. ......................    Mortgage-Backed                              1.06
     6.  General Mills, Inc. ................................    Consumer, Non-Cyclical                       1.05
     7.  Apache Corp. .......................................    Energy                                       0.98
     8.  Coca-Cola Enterprises, Inc. ........................    Consumer, Non-Cyclical                       0.96
     9.  Kraft Foods, Inc. ..................................    Consumer, Non-Cyclical                       0.94
    10.  Viacom, Inc. .......................................    Communications                               0.89
 -------------------------------------------------------------------------------------------------------------------

---------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                        High Yield Total Return Portfolio

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------
                                           TOP TEN INDUSTRY WEIGHTINGS
--------------------------------------------------------------------------------------------------------------------

                                                                                                         PERCENT OF
 RANK    INDUSTRY                                                                                         NET ASSETS
 ----    --------------------------------------------------------------------------------------------    -----------
     1.  Hotels/Motels/Casinos ......................................................................        10.98
     2.  Oil & Gas ..................................................................................         9.52
     3.  Health Care ................................................................................         9.02
     4.  Retailers ..................................................................................         7.13
     5.  Building/Development .......................................................................         6.62
     6.  Electronic Components ......................................................................         5.93
     7.  Food Services ..............................................................................         5.75
     8.  Chemicals/Plastics .........................................................................         4.32
     9.  Radio/Television ...........................................................................         4.04
    10.  Leisure ....................................................................................         3.22

--------------------------------------------------------------------------------------------------------------------
                                               TOP TEN HOLDINGS*
--------------------------------------------------------------------------------------------------------------------

                                                                                                          PERCENT OF
 RANK    HOLDINGS                                                INDUSTRY                                 NET ASSETS
 ----    ----------------------------------------------------    ---------------------------------------  ----------
     1.  Fairchild Semiconductor Corp. ......................    Electronic Components                        2.40
     2.  The William Carter Co. .............................    Clothing/Textiles                            2.36
     3.  Simmons Co. ........................................    Home Furnishings                             2.08
     4.  ALARIS Medical Systems, Inc. .......................    Health Care                                  2.06
     5.  Ameristar Casinos, Inc. ............................    Hotels/Motels/Casinos                        1.99
     6.  Bally Total Fitness Holding Corp. ..................    Leisure                                      1.97
     7.  Armkel, LLC and Armkel Finance, Inc. ...............    Cosmetics/Toiletries                         1.92
     8.  Mandalay Resort Group ..............................    Hotels/Motels/Casinos                        1.91
     9.  SESI, L.L.C. .......................................    Oil & Gas                                    1.83
    10.  Swift Energy Co. ...................................    Oil & Gas                                    1.82

---------
* Holdings will change over time. Top ten holdings are provided for informational purposes only and should not be deemed as a recommendation to purchase or sell the securities mentioned. Bear, Stearns & Co. Inc. or its affiliates may hold positions in or may seek to perform investment banking services for the companies listed.

                   T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                         INTEREST      MATURITY
(000'S)                                                                                          RATE          DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS -- 91.73%

            CORPORATE OBLIGATIONS - 27.68%
            ASSET-BACKED - 2.61%
$  250      Citibank Credit Card Master Trust, Series A ................................         5.950%      10/07/04    $  260,080
   755      Mitsubishi Motors Credit of America, Inc., Automobile Trust,
               Series 2002-2, Class A3 .................................................         3.670       07/17/06       774,294
    84      PaineWebber Mortgage Acceptance Corp., Series 2000-HE1, Class A2 ...........         8.270       02/25/30        86,511
   227      UCFC Home Equity Loan, Series 1996-B1, Class A6 ............................         7.975       02/15/22       232,757
   450      WFS Financial Inc., Owner Trust, Series 2002-3, Class A3 ...................         2.760       02/20/07       453,318
                                                                                                                         ----------
                                                                                                                          1,806,960
                                                                                                                         ----------
            COMMUNICATIONS - 2.84%
   200      AOL Time Warner, Inc., Bonds ...............................................         7.700       05/01/32       170,028
   175      AOL Time Warner, Inc., Notes ...............................................         6.150       05/01/07       161,844
   150      AOL Time Warner, Inc., Unsecured Debentures ................................         6.850       01/15/26       149,248
   100      GTE Northwest, Inc., Unsecured Debentures, Series D ........................         5.550       10/15/08       101,481
   150      Southern New England Telephone Co., Medium Term Notes, Series C ............         6.125       12/15/03       155,370
   350      Sprint Capital Corp., Unsecured Notes, Company Guaranteed ..................         6.000       01/15/07       240,814
   375      Verizon Pennsylvania, Notes, Series A ......................................         5.650       11/15/11       369,030
   525      Viacom, Inc., Unsecured Senior Notes, Company Guaranteed ...................         7.700       07/30/10       617,781
                                                                                                                         ----------
                                                                                                                          1,965,596
                                                                                                                         ----------

            CONSUMER, CYCLICAL - 1.69%
   250      Bally Total Fitness Holding Corp., Unsecured Senior Subordinated Notes,
               Series D ................................................................         9.875       10/15/07       230,938
   150      Meritage Corp., Unsecured Senior Notes, Company Guaranteed .................         9.750       06/01/11       151,125
   500      Safeway, Inc., Unsecured Senior Notes ......................................         4.800       07/16/07       520,139
   250      Southwest Airlines Co., Unsecured Notes ....................................         6.500       03/01/12       269,398
                                                                                                                         ----------
                                                                                                                          1,171,600
                                                                                                                         ----------

            CONSUMER, NON-CYCLICAL - 6.79%
   260      Abbott Laboratories, Unsecured Notes .......................................         5.625       07/01/06       282,495
   250      Armkel, LLC and Armkel Finance, Inc., Senior Subordinated Notes ............         9.500       08/15/09       265,000
   200      Beazer Homes USA, Inc., Unsecured Senior Notes, Company Guaranteed .........         8.375       04/15/12       201,000
   200      Bristol-Myers Squibb Co., Notes ............................................         4.750       10/01/06       210,578
   150      Cendant Corp., Unsecured Notes .............................................         6.875       08/15/06       150,969
   650      Coca-Cola Enterprises, Inc., Unsecured Unsubordinated Notes ................         4.375       09/15/09       661,650
   250      Fleming Cos., Inc., Senior Subordinated Notes* .............................         9.875       05/01/12       133,750
   675      General Mills, Inc., Notes .................................................         6.000       02/15/12       728,352
   600      Kraft Foods, Inc., Notes ...................................................         5.625       11/01/11       649,594
   450      Kroger Co., Unsecured Senior Notes, Company Guaranteed .....................         6.200       06/15/12       475,646
   450      Unilever Capital Corp., Unsecured Unsubordinated
               Senior Notes, Company Guaranteed ........................................         6.875       11/01/05       505,982
   200      United Rentals, Inc., Unsecured Subordinated
               Senior Notes, Series B, Company Guaranteed ..............................         9.500       06/01/08       170,000
   250      YUM! Brands, Inc., Unsecured Senior Notes ..................................         7.700       07/01/12       260,000
                                                                                                                         ----------
                                                                                                                          4,695,016
                                                                                                                         ----------

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                               INTEREST          MATURITY
(000'S)                                                                               RATE(S)           DATE(S)           VALUE
-----------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            ENERGY - 3.40%
$  600      Apache Corp., Unsecured Senior Notes ............................         6.250%           04/15/12      $  677,431
   500      BP Amoco plc, Notes .............................................         5.900            04/15/09         559,336
   100      Consolidated Natural Gas Co., Unsecured Notes ...................         7.250            10/01/04         107,893
   150      Consolidated Natural Gas Co., Unsecured Unsubordinated
               Senior Notes, Series B .......................................         5.375            11/01/06         157,358
   200      Forest Oil Corp., Unsecured Senior Notes, Company Guaranteed ....         7.750            05/01/14         200,000
   350      Smith International, Inc., Unsecured Senior Notes ...............         7.000            09/15/07         394,128
   250      Swift Energy Co., Unsecured Senior Subordinated Notes ...........        10.250            08/01/09         251,250
                                                                                                                     ----------
                                                                                                                      2,347,396
                                                                                                                     ----------

            FINANCIAL - 4.19%
   200      Boeing Capital Corp., Unsecured Senior Notes ....................         5.650            05/15/06         209,684
   625      Ford Motor Credit Co., Notes ....................................         7.875            06/15/10         617,230
   550      Goldman Sachs Group, Inc., Unsecured Senior Notes ...............     5.700 - 6.600   01/15/12 - 09/01/12   582,203
   250      Lehman Brothers Holdings, Inc., Unsecured Notes .................         6.625            01/18/12         274,417
   400      Marshall & Ilsley Bank, Subordinated Notes ......................         5.250            09/04/12         419,469
   350      National Rural Utilities Cooperative Finance Corp.,
               Collateral Trust Senior Notes ................................         6.000            05/15/06         377,546
   200      Washington Mutual Capital I, Subordinated Capital Income
               Securities, Company Guaranteed ...............................         8.375            06/01/27         219,888
   175      Wells Fargo Financial, Inc., Senior Notes .......................         6.750            06/01/05         193,230
                                                                                                                     ----------
                                                                                                                      2,893,667
                                                                                                                     ----------

            INDUSTRIAL - 1.72%
   200      AK Steel Corp., Senior Notes, Company Guaranteed* ...............         7.750            06/15/12         199,000
   250      Allied Waste North America, Inc., Senior Subordinated Notes,
               Series B, Company Guaranteed .................................         8.500            12/01/08         238,750
   200      Kansas City Southern, Unsecured Senior Notes, Company Guaranteed          7.500            06/15/09         203,000
   150      Raytheon Co., Unsecured Senior Notes ............................         5.700            11/01/03         153,275
   350      Tyco International Group S.A., Unsecured Yankee Bonds,
               Company Guaranteed (1) .......................................         6.125            11/01/08         287,414
   100      Union Pacific Corp., Unsecured Notes ............................         6.125            01/15/12         109,941
                                                                                                                     ----------
                                                                                                                      1,191,380
                                                                                                                     ----------

            MORTGAGE-BACKED - 2.40%
   398      Comm 2000-C1, Commercial Mortgage Pass-Through Certificates,
               Class A1 .....................................................         7.206            08/15/33         443,566
    57      Lehman Brothers Commercial Conduit Mortgage Trust, Commercial
               Mortgage Pass-Through Certificates, Series 1998-C1,
               Class A1 .....................................................         6.330            02/18/30          58,641
   375      Lehman Large Loan, Series 1997-LL1, Class A3 ....................         6.900            03/12/07         421,261
   652      PNC Mortgage Acceptance Corp., Series 2000-C1, Class A1 .........         7.520            07/15/08         733,095
                                                                                                                     ----------
                                                                                                                      1,656,563
                                                                                                                     ----------

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

-----------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                            INTEREST             MATURITY
(000'S)                                                                            RATE(S)              DATE(S)              VALUE
-----------------------------------------------------------------------------------------------------------------------------------
           LONG-TERM DEBT INVESTMENTS (CONTINUED)

           TECHNOLOGY - 1.29%
$  350     Computer Sciences Corp., Unsecured Notes .........................  7.375 - 7.500%    08/08/05 - 06/15/11     $  379,062
   150     Electronic Data Systems Corp., Unsecured Notes ...................       6.850               10/15/04            142,280
   250     Fairchild Semiconductor Corp., Unsecured Senior Subordinated Notes      10.500               02/01/09            261,250
   100     Pitney Bowes, Inc., Unsecured Notes ..............................       5.950               02/01/05            107,915
                                                                                                                         ----------
                                                                                                                            890,507
                                                                                                                         ----------

           UTILITIES - 0.75%
   250     Cleveland Electric Illuminating Co., Secured Notes, Series D .....       7.880               11/01/17            275,798
   250     NISource Finance Corp., Unsecured Senior Notes, Company Guaranteed       7.500               11/15/03            245,298
                                                                                                                         ----------
                                                                                                                            521,096
                                                                                                                         ----------
           Total Corporate Obligations (cost - $18,866,098) .................                                            19,139,781
                                                                                                                         ----------

           U.S. GOVERNMENT AGENCY OBLIGATIONS - 45.12%
           FANNIE MAE - 22.50%
10,999     Pass-through Pools ...............................................       6.000         04/01/16 - 08/01/17    11,436,056
   675     Series 2001-68, Class PM .........................................       5.000               12/25/24            695,097
 2,900     Unsecured Notes ..................................................   4.250 - 5.625     05/14/04 - 07/15/07     3,058,541
   350     Whole Loan, Series 2002-W2, Class AF3 ............................       5.127               02/25/30            365,395
                                                                                                                         ----------
                                                                                                                         15,555,089
                                                                                                                         ----------

           FREDDIE MAC - 22.62%
   150     Unsecured Medium-Term Notes ......................................       4.180               11/08/05            157,206
14,190     Unsecured Notes ..................................................   3.875 - 6.625     01/15/04 - 06/15/11    15,481,560
                                                                                                                         ----------
                                                                                                                         15,638,766
                                                                                                                         ----------
           Total U.S. Government Agency Obligations (cost - $30,577,682) ....                                            31,193,855
                                                                                                                         ----------

           U.S. GOVERNMENT OBLIGATIONS - 18.93%
           U.S. TREASURIES - 18.93%
11,985     Notes (cost - $12,447,304) .......................................  3.250 - 5.875     11/15/04 - 02/15/11     13,090,507
                                                                                                                         ----------
           Total Long-Term Debt Investments (cost - $61,891,084) ............                                            63,424,143
                                                                                                                          ----------

  SHARES
  ------

           SHORT-TERM INVESTMENTS -- 13.90%
           INVESTMENT COMPANIES - 1.32%
    108    Federated Automated Government Money Trust** .........................   1.260                 --                    108
914,078    Federated Investors, Trust for Short-Term U.S. Government Securities**   1.450                 --                914,078
                                                                                                                          ----------
                                                                                                                             914,186
                                                                                                                          ----------

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

---------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                           INTEREST           MATURITY
(000'S)                                                                            RATE                DATE              VALUE
---------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS (CONTINUED)

            U.S. GOVERNMENT AGENCY DISCOUNT NOTES - 12.58%
$8,700      Freddie Mac, Discount Notes .....................................       1.600%            10/01/02        $ 8,700,000
                                                                                                                      -----------
            Total Short-Term Investments (cost - $9,614,186) ................                                           9,614,186
                                                                                                                      -----------
            Total Investments -- 105.63% (cost - $71,505,270) ...............                                          73,038,329
            Liabilities in excess of other assets -- (5.63)% ................                                         (3,892,998)
                                                                                                                      -----------
            Net Assets -- 100.00% ...........................................                                         $69,145,331
                                                                                                                      ===========

----------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.
(1)  Domiciled in Luxembourg.

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                         INTEREST     MATURITY
(000'S)                                                                                          RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS - 92.64%

            UNITED STATES - 89.79%
            AEROSPACE & DEFENSE - 0.34%
$     500   TransDigm Inc., Unsecured Senior Subordinated Notes, Company Guaranteed .....       10.375%     12/01/08   $    515.000
                                                                                                                       ------------

            AUTOMOTIVE - 1.21%
    1,800   Stoneridge, Inc., Unsecured Senior Notes, Company Guaranteed ................       11.500      05/01/12      1,845,000
                                                                                                                       ------------

            BUILDING/DEVELOPMENT - 6.62%
    1,500   Beazer Homes USA, Inc., Unsecured Senior Notes, Company Guaranteed ..........        8.375      04/15/12      1,507,500
    2,250   Corrections Corp. of America, Senior Notes* .................................        9.875      05/01/09      2,337,188
    1,500   K. Hovnanian Enterprises, Inc., Unsecured Senior Notes, Company Guaranteed ..        9.125      05/01/09      1,455,000
    2,500   Meritage Corp., Unsecured Senior Notes, Company Guaranteed ..................        9.750      06/01/11      2,518,750
    2,250   Schuler Homes, Inc., Unsecured Senior Notes, Company Guaranteed .............        9.000      04/15/08      2,261,250
                                                                                                                       ------------
                                                                                                                         10,079,688
                                                                                                                       ------------

            BUSINESS EQUIPMENT/SERVICES - 1.33%
    2,000   Buhrmann U.S., Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................       12.250      11/01/09      2,020,000
                                                                                                                       ------------

            CABLE TELEVISION - 1.80%
    2,750   EchoStar Broadband Corp., Unsecured Senior Notes ............................       10.375      10/01/07      2,736,250
                                                                                                                       ------------

            CHEMICALS/PLASTICS - 2.76%
    2,250   Huntsman International LLC, Senior Notes* ...................................        9.875      03/01/09      2,261,250
    2,000   Lyondell Chemical Co., Secured Senior Notes .................................       11.125      07/15/12      1,930,000
                                                                                                                       ------------
                                                                                                                          4,191,250
                                                                                                                       ------------

            CLOTHING/TEXTILES - 2.36%
    3,250   William Carter Co. (The), Unsecured Senior Subordinated Notes,
               Series B, Company Guaranteed .............................................       10.875      08/15/11      3,595,313
                                                                                                                       ------------

            COSMETICS/TOILETRIES - 1.92%
    2,750   Armkel, LLC and Armkel Finance, Inc., Senior Subordinated Notes .............        9.500      08/15/09      2,915,000
                                                                                                                       ------------

            ECOLOGICAL SERVICES/EQUIPMENT - 2.80%
    2,000   Allied Waste North America, Inc., Senior Subordinated Notes,
               Series B, Company Guaranteed .............................................        8.500      12/01/08      1,910,000
    2,050   Stericycle, Inc., Unsecured Senior Subordinated Notes,
               Series B, Company Guaranteed .............................................       12.375      11/15/09      2,347,250
                                                                                                                       ------------
                                                                                                                          4,257,250
                                                                                                                       ------------

            ELECTRONIC COMPONENTS - 5.93%
    2,000   Amkor Technology, Inc., Unsecured Senior Notes ..............................        9.250      05/01/06      1,390,000
    3,500   Fairchild Semiconductor Corp., Unsecured Senior Subordinated Notes ..........       10.500      02/01/09      3,657,500
    2,250   Seagate Technology HDD Holdings, Senior Notes* ..............................        8.000      05/15/09      2,103,750
    2,250   Solectron Corp., Unsecured Senior Notes .....................................        9.625      02/15/09      1,867,500
                                                                                                                       ------------
                                                                                                                          9,018,750
                                                                                                                       ------------

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                         INTEREST     MATURITY
(000'S)                                                                                          RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            EQUIPMENT LEASING - 1.24%
$   2,250   United Rentals, Inc., Unsecured Senior Subordinated Notes,
               Series B, Company Guaranteed .............................................        9.250%     01/15/09    $ 1,878,750
                                                                                                                        -----------

            FOOD PRODUCTS - 1.47%
    2,250   American Seafoods Group LLC, Senior Subordinated Notes* .....................       10.125      04/15/10      2,244,375
                                                                                                                        -----------

            FOOD SERVICES - 5.75%
    2,589   Carrols Corp., Unsecured Senior Subordinated Notes, Company Guaranteed ......        9.500      12/01/08      2,407,770
      250   Fleming Cos., Inc., Senior Subordinated Notes* ..............................        9.875      05/01/12        133,750
    2,500   Fleming Cos., Inc., Unsecured Senior Notes, Company Guaranteed ..............       10.125      04/01/08      1,962,500
    1,500   Friendly Ice Cream Corp., Unsecured Senior Notes, Company Guaranteed ........       10.500      12/01/07      1,456,875
    1,350   Sbarro, Inc., Unsecured Senior Notes, Company Guaranteed ....................       11.000      09/15/09      1,235,250
    1,500   YUM! Brands, Inc., Unsecured Senior Notes ...................................        7.700      07/01/12      1,560,000
                                                                                                                        -----------
                                                                                                                          8,756,145
                                                                                                                        -----------

            FOREST PRODUCTS - 2.52%
    2,250   Berry Plastics Corp., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................       10.750      07/15/12      2,328,750
    1,500   Jefferson Smurfit Corp., Senior Notes* ......................................        8.250      10/01/12      1,500,000
                                                                                                                        -----------
                                                                                                                          3,828,750
                                                                                                                        -----------

            HEALTH CARE - 9.02%
    3,250   ALARIS Medical Systems, Inc., Unsecured Senior
               Subordinated Notes, Company Guaranteed ...................................        9.750      12/01/06      3,128,125
    2,000   Alliance Imaging, Inc., Unsecured Senior Subordinated Notes .................       10.375      04/15/11      2,130,000
    1,500   Extendicare Health Services, Senior Notes* ..................................        9.500      07/01/10      1,522,500
    2,250   MedQuest Inc., Senior Subordinated Notes* ...................................       11.875      08/15/12      2,238,750
    2,250   PacifiCare Health Systems, Inc., Unsecured Senior Notes, Company Guaranteed .       10.750      06/01/09      2,233,125
    2,500   Vanguard Health Systems, Inc., Unsecured Senior
               Subordinated Notes, Company Guaranteed ...................................        9.750      08/01/11      2,475,000
                                                                                                                        -----------
                                                                                                                         13,727,500
                                                                                                                        -----------

            HOME FURNISHINGS - 2.08%
    3,000   Simmons Co., Unsecured Senior Subordinated Notes, Series B ..................       10.250      03/15/09      3,165,000


            HOTELS/MOTELS/CASINOS - 10.98%
    2,750   Ameristar Casinos, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................       10.750      02/15/09      3,031,875
    2,250   Boyd Gaming Corp., Unsecured Senior Notes, Company Guaranteed ...............        9.250      08/01/09      2,410,313
    2,550   Felcor Lodging L.P., Unsecured Senior Notes, Company Guaranteed .............        9.500      09/15/08      2,543,625
    2,750   HMH Properties Inc., Senior Notes, Series B, Company Guaranteed .............        7.875      08/01/08      2,585,000
    2,750   Mandalay Resort Group, Unsecured Senior Subordinated Notes ..................        9.375      02/15/10      2,901,250

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                         INTEREST     MATURITY
(000'S)                                                                                          RATE         DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            HOTELS/MOTELS/CASINOS (CONTINUED)
$   1,250   Meristar Hospitality Operating Partnership, L.P. and Meristar Hospitality
               Finance Corp. II, Unsecured Senior Notes, Company Guaranteed .............       10.500%     06/15/09    $ 1,218,750
    2,000   Penn National Gaming, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................        8.875      03/15/10      2,020,000
                                                                                                                        -----------
                                                                                                                         16,710,813
                                                                                                                        -----------

            LEISURE - 3.22%
    3,250   Bally Total Fitness Holding Corp., Unsecured Senior Subordinated Notes,
               Series D .................................................................        9.875      10/15/07      3,002,188
    1,850   Intrawest Corp., Senior Notes* ..............................................       10.500      02/01/10      1,896,250
                                                                                                                        -----------
                                                                                                                          4,898,438
                                                                                                                        -----------

            NON-FERROUS METALS - 1.33%
    1,900   Compass Minerals Group, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................       10.000      08/15/11      2,023,500
                                                                                                                        -----------

            OIL & GAS - 9.04%
    2,000   Comstock Resources, Inc., Unsecured Senior Notes, Company Guaranteed ........       11.250      05/01/07      2,090,000
    2,250   Denbury Resources Inc., Unsecured Senior Subordinated Notes,
               Series B, Company Guaranteed .............................................        9.000      03/01/08      2,261,250
    1,500   Petroleum Helicoptors, Inc., Unsecured Senior Notes, Series B,
               Company Guaranteed .......................................................        9.375      05/01/09      1,556,250
    2,750   SESI, L.L.C., Unsecured Senior Notes, Company Guaranteed ....................        8.875      05/15/11      2,784,375
    2,750   Swift Energy Co., Unsecured Senior Subordinated Notes .......................       10.250      08/01/09      2,763,750
    2,250   Vintage Petroleum, Inc., Unsecured Senior Notes .............................        8.250      05/01/12      2,306,250
                                                                                                                        -----------
                                                                                                                         13,761,875
                                                                                                                        -----------

            RADIO/TELEVISION - 4.04%
    1,750   Entravision Communications Corp., Unsecured Senior Subordinated
               Notes, Company Guaranteed ................................................        8.125      03/15/09      1,793,750
    2,250   LBI Media, Inc., Unsecured Senior Subordinated Notes, Company Guaranteed* ...       10.125      07/15/12      2,297,813
    2,000   LIN Television Corp., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................        8.375      03/01/08      2,060,000
                                                                                                                        -----------
                                                                                                                          6,151,563
                                                                                                                        -----------

            RETAILERS - 7.13%
    2,250   Advance Stores Co., Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................       10.250      04/15/08      2,390,625
    2,000   Asbury Automotive Group, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................        9.000      06/15/12      1,810,000
    2,250   Cole National Group, Inc., Unsecured Senior Subordinated Notes ..............        8.875      05/15/12      2,171,250
    1,200   CSK Auto Inc., Unsecured Senior Notes, Company Guaranteed ...................       12.000      06/15/06      1,276,500
    1,750   Mothers Work, Inc., Unsecured Senior Notes, Company Guaranteed ..............       11.250      08/01/10      1,793,750
    1,385   United Auto Group, Inc., Senior Subordinated Notes* .........................        9.625      03/15/12      1,405,775
                                                                                                                        -----------
                                                                                                                         10,847,900
                                                                                                                        -----------

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

------------------------------------------------------------------------------------------------------------------------------------
PRINCIPAL
AMOUNT                                                                                        INTEREST      MATURITY
(000'S)                                                                                        RATE(S)        DATE         VALUE
------------------------------------------------------------------------------------------------------------------------------------
            LONG-TERM DEBT INVESTMENTS (CONTINUED)

            STEEL - 0.98%
$   1,500   AK Steel Corp., Senior Notes, Company Guaranteed* ...........................        7.750%     06/15/12   $  1,492,500
                                                                                                                       ------------

            SURFACE TRANSPORTATION - 0.97%
    2,265   Accuride Corp., Unsecured Senior Subordinated Notes, Series B ...............        9.250      02/01/08      1,483,575
                                                                                                                       ------------

            WIRELESS TELECOMMUNICATIONS - 2.95%
    1,000   Nextel Communications, Inc., Unsecured Senior Serial Redeemable Notes .......        9.375      11/15/09        765,000
    2,000   SBA Communications Corp., Unsecured Senior Notes ............................       10.250      02/01/09      1,070,000
    1,500   TeleCorp PCS, Inc., Unsecured Senior Subordinated Notes,
               Company Guaranteed .......................................................       10.625      07/15/10      1,327,500
    2,000   Triton PCS, Inc., Unsecured Senior Subordinated Notes, Company Guaranteed ...        8.750      11/15/11      1,330,000
                                                                                                                       ------------
                                                                                                                          4,492,500
                                                                                                                       ------------
            Total United States (cost - $139,238,260)** .................................                               136,636,685
                                                                                                                       ------------

            CANADA - 1.56%
            CHEMICALS/PLASTICS - 1.56%
    2,250   Acetex Corp., Unsecured Senior Notes (cost - $2,248,890) ....................       10.875      08/01/09      2,373,750
                                                                                                                       ------------

            LUXEMBOURG - 0.81%
            CONGLOMERATES - 0.81%
    1,500   Tyco International Group S.A., Unsecured Senior Yankee Notes,
               Company Guaranteed (cost - $1,313,900) ...................................        6.750      02/15/11      1,239,735
                                                                                                                       ------------

            NORWAY - 0.48%
            OIL & GAS - 0.48%
    1,500   Petroleum Geo-Services ASA, Yankee Notes (cost - $1,402,223) ................        7.500      03/31/07        727,500
                                                                                                                       ------------
            Total Long-Term Debt Investments (cost - $144,203,273) ......................                               140,977,670
                                                                                                                       ------------

  SHARES
  ------

            EQUITY INVESTMENTS -- 0.18%
            PREFERRED STOCKS - UNITED STATES - 0.18%
            CLOTHING/TEXTILES - 0.00%
       45   Cluett American Corp., Senior Exchangeable Preferred Stock, Series B (1) ....       12.500         --             1,350
                                                                                                                       ------------

            WIRELESS TELECOMMUNICATIONS - 0.18%
    1,178   Dobson Communications Corp., Senior Exchangeable Preferred Stock (1) ........   12.250 - 13.000    --           269,147
                                                                                                                       ------------
            Total Equity Investments (cost - $1,150,330) ................................                                   270,497
                                                                                                                       ------------

                   T H E   B E A R   S T E A R N S   F U N D S

                        High Yield Total Return Portfolio
                            PORTFOLIO OF INVESTMENTS

                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

--------------------------------------------------------------------------------------------------------------------------------
                                                                                          INTEREST      MATURITY
SHARES                                                                                      RATE          DATE         VALUE
--------------------------------------------------------------------------------------------------------------------------------
            SHORT-TERM INVESTMENTS -- 2.79%
            INVESTMENT COMPANIES - 2.79%
       98   Federated Automated Government Money Trust*** ...........................        1.260%       --       $         98
4,249,351   Federated Investors, Trust for Short-Term U.S. Government Securities*** .        1.450        --          4,249,350
                                                                                                                   ------------
            Total Short-Term Investments (cost - $4,249,448) ........................                                 4,249,448
                                                                                                                   ------------
            Total Investments -- 95.61% (cost - $149,603,051) .......................                               145,497,615
            Other assets in excess of liabilities -- 4.39% ..........................                                 6,680,140
                                                                                                                   ------------
            Net Assets -- 100.00% ...................................................                              $152,177,755
                                                                                                                   ============

---------
* SEC Rule 144A security. Such securities are traded only among qualified institutional buyers.
** Included in the cost is $8,750 relating to the Portfolio's investments in 13 warrants of Imperial Credit Industry Corp. (expiring 01/31/08) and 250 warrants of Mpower Holding Corp. (expiring 10/01/04); with no market value, respectively.
*** Money market fund; interest rate reflects SEC seven-day yield at September 30, 2002.
(1) Payment-in-kind; of which all or a portion of the coupon is being capitalized at periodic intervals.

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                       STATEMENTS OF ASSETS & LIABILITIES
                               SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                                            INCOME       HIGH YIELD TOTAL
                                                                                           PORTFOLIO     RETURN PORTFOLIO
                                                                                          -----------    ----------------
ASSETS
   Investments, at value (cost - $71,505,270 and $149,603,051, respectively) ..........   $73,038,329       $145,497,615
   Receivable for investments sold ....................................................     1,427,883          3,649,949
   Interest and dividends receivable ..................................................       784,408          3,721,328
   Receivable for Portfolio shares sold ...............................................       380,617            322,450
   Receivable from investment adviser .................................................        27,843                 --
   Deferred organization expenses and other assets ....................................        29,560             35,651
                                                                                          -----------       ------------
        Total assets ..................................................................    75,688,640        153,226,993
                                                                                          -----------       ------------

LIABILITIES
   Payable for investments purchased ..................................................     6,088,905                 --
   Payable for Portfolio shares repurchased ...........................................       215,857            374,258
   Dividends payable ..................................................................        52,742            286,073
   Distribution and service fees payable (Class A, B, and C shares) ...................        74,782            227,324
   Advisory fee payable ...............................................................            --             21,624
   Administration fee payable .........................................................         7,990             19,721
   Custodian fee payable ..............................................................         3,523              4,449
   Accrued expenses ...................................................................        99,510            115,789
                                                                                          -----------       ------------
        Total liabilities .............................................................     6,543,309          1,049,238
                                                                                          -----------       ------------

NET ASSETS
   Capital stock, $0.001 par value (unlimited shares of beneficial interest authorized)         5,591             19,674
   Paid-in capital ....................................................................    67,687,933        204,152,230
   Undistributed net investment income/(loss) .........................................       (45,298)            35,079
   Accumulated net realized loss from investments .....................................       (35,954)       (47,923,792)
   Net unrealized appreciation/(depreciation) on investments ..........................     1,533,059         (4,105,436)
                                                                                          -----------       ------------
        Net assets ....................................................................   $69,145,331       $152,177,755
                                                                                          -----------       ------------

CLASS A
   Net assets .........................................................................   $19,461,257       $ 65,808,303
                                                                                          -----------       ------------
   Shares of beneficial interest outstanding ..........................................     1,573,093          8,510,230
                                                                                          -----------       ------------
   Net asset value per share ..........................................................        $12.37              $7.73
                                                                                               ======              =====
   Maximum offering price per share (net asset value plus sales charge of
     4.50%* of the offering price) ....................................................        $12.95              $8.09
                                                                                               ======              =====

CLASS B
   Net assets .........................................................................   $17,966,008       $ 32,691,622
                                                                                          -----------       ------------
   Shares of beneficial interest outstanding ..........................................     1,452,573          4,224,843
                                                                                          -----------       ------------
   Net asset value and offering price per share** .....................................        $12.37              $7.74
                                                                                               ======              =====

CLASS C
   Net assets .........................................................................   $10,650,797       $ 33,403,570
                                                                                          -----------       ------------
   Shares of beneficial interest outstanding ..........................................       861,186          4,318,154
                                                                                          -----------       ------------
   Net asset value and offering price per share** .....................................        $12.37              $7.74
                                                                                               ======              =====

CLASS Y
   Net assets .........................................................................   $21,067,269       $ 20,274,260
                                                                                          -----------       ------------
   Shares of beneficial interest outstanding ..........................................     1,703,679          2,621,144
                                                                                          -----------       ------------
   Net asset value, offering and redemption price per share ...........................        $12.37              $7.73
                                                                                               ======              =====

--------------
*    On investments of $50,000 or more, the offering price is reduced.
** Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge.

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                            STATEMENTS OF OPERATIONS

                   FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
                                   (UNAUDITED)

                                                                                            INCOME       HIGH YIELD TOTAL
                                                                                           PORTFOLIO     RETURN PORTFOLIO
                                                                                          -----------    ----------------
INVESTMENT INCOME
   Interest ...........................................................................    $1,167,934       $  7,265,762
   Dividends ..........................................................................         3,231             89,174
                                                                                           ----------       ------------
                                                                                            1,171,165          7,354,936
                                                                                           ----------       ------------

EXPENSES
   Advisory fees ......................................................................       110,213            470,651
   Administration fees ................................................................        36,738            118,204
   Distribution and service fees - Class A ............................................        22,240            124,371
   Distribution and service fees - Class B ............................................        57,415            166,676
   Distribution and service fees - Class C ............................................        38,144            161,035
   Transfer agent fees and expenses ...................................................        74,546             90,853
   Accounting fees ....................................................................        25,256             37,531
   Legal and auditing fees ............................................................        28,328             30,332
   Federal and state registration fees ................................................        22,459             24,127
   Reports and notices to shareholders ................................................         7,069             27,825
   Custodian fees and expenses ........................................................         8,367             11,895
   Trustees' fees and expenses ........................................................         5,578              5,265
   Insurance expenses .................................................................         3,431              3,429
   Amortization of organization expenses ..............................................            --              6,089
   Other ..............................................................................         1,516              2,963
                                                                                           ----------       ------------
       Total expenses before waivers and related reimbursements .......................       441,300          1,281,246
       Less: waivers and related reimbursements .......................................      (213,277)          (319,879)
                                                                                           ----------       ------------
       Total expenses after waivers and related reimbursements ........................       228,023            961,367
                                                                                           ----------       ------------
   Net investment income ..............................................................       943,142          6,393,569
                                                                                           ----------       ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
   Net realized gain/(loss) from investments ..........................................       270,860         (6,355,167)
   Net change in unrealized appreciation/(depreciation) on investments ................     2,001,405         (5,969,808)
                                                                                           ----------       ------------
   Net realized and unrealized gain/(loss) on investments .............................     2,272,265        (12,324,975)
                                                                                           ----------       ------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS .......................    $3,215,407       $ (5,931,406)
                                                                                           ==========       ============

The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                      STATEMENTS OF CHANGES IN NET ASSETS

                                                                                      INCOME
                                                                                     PORTFOLIO
                                                                       ------------------------------------
                                                                            FOR THE             FOR THE
                                                                        SIX MONTHS ENDED      FISCAL YEAR
                                                                       SEPTEMBER 30, 2002        ENDED
                                                                           (unaudited)       MARCH 31, 2002
                                                                       ------------------    --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ..............................................    $   943,142         $ 1,458,432
  Net realized gain/(loss) from investments ..........................        270,860             243,858
  Net change in unrealized appreciation/(depreciation) on investments       2,001,405            (826,015)
                                                                          -----------         -----------
  Net increase/(decrease) in net assets resulting from operations ....      3,215,407             876,275
                                                                          -----------         -----------
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares ...................................................       (259,886)           (461,744)
    Class B shares ...................................................       (193,831)           (282,636)
    Class C shares ...................................................       (131,794)           (201,480)
    Class Y shares ...................................................       (382,123)           (541,015)
                                                                          -----------         -----------
                                                                             (967,634)         (1,486,875)
                                                                          -----------         -----------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ...............................     37,986,193          27,437,838
  Cost of shares repurchased .........................................     (7,297,110)        (17,244,182)
  Shares issued in reinvestment of dividends .........................        728,635           1,059,856
                                                                          -----------         -----------
  Net increase in net assets derived from shares of beneficial
    interest transactions ............................................     31,417,718         11,253,512
                                                                          -----------         -----------
  Total increase in net assets .......................................     33,665,491          10,642,912
NET ASSETS
  Beginning of period ................................................     35,479,840          24,836,928
                                                                          -----------         -----------
  End of period ......................................................    $69,145,331         $35,479,840
                                                                          ===========         ===========

                                                                              HIGH YIELD TOTAL
                                                                              RETURN PORTFOLIO
                                                                    -------------------------------------
                                                                         FOR THE              FOR THE
                                                                     SIX MONTHS ENDED       FISCAL YEAR
                                                                    SEPTEMBER 30, 2002         ENDED
                                                                        (unaudited)        MARCH 31, 2002
                                                                    ------------------     --------------
INCREASE/(DECREASE) IN NET ASSETS FROM OPERATIONS
  Net investment income ..............................................   $  6,393,569        $ 10,597,794
  Net realized gain/(loss) from investments ..........................     (6,355,167)         (6,894,426)
  Net change in unrealized appreciation/(depreciation) on investment       (5,969,808)          1,060,215
                                                                         ------------        ------------
  Net increase/(decrease) in net assets resulting from operations ....     (5,931,406)          4,763,583
                                                                         ------------        ------------
DIVIDENDS TO SHAREHOLDERS FROM
  Net investment income
    Class A shares ...................................................     (2,977,099)         (5,984,172)
    Class B shares ...................................................     (1,291,637)         (2,283,599)
    Class C shares ...................................................     (1,244,001)         (1,887,284)
    Class Y shares ...................................................       (880,832)           (466,355)
                                                                         ------------        ------------
                                                                           (6,393,569)        (10,621,410)
                                                                         ------------        ------------
SHARES OF BENEFICIAL INTEREST
  Net proceeds from the sale of shares ...............................     44,844,279          70,670,903
  Cost of shares repurchased .........................................    (35,506,325)        (37,702,374)
  Shares issued in reinvestment of dividends .........................      4,044,504           6,224,396
                                                                         ------------        ------------
  Net increase in net assets derived from shares of beneficial
    interest transactions ............................................     13,382,458          39,192,925
                                                                         ------------        ------------
  Total increase in net assets .......................................      1,057,483          33,335,098
NET ASSETS
  Beginning of period ................................................    151,120,272         117,785,174
                                                                         ------------        ------------
  End of period ......................................................   $152,177,755*       $151,120,272*
                                                                         ============        ============

---------
* Includes undistributed net investment income of $35,079 and $35,079, respectively.

The accompanying notes are an integral part of the financial statements.

                     This page is intentionally left blank.

                   T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                  NET                        NET
                                                                 ASSET                  REALIZED AND      DIVIDENDS    DISTRIBUTIONS
                                                                 VALUE,      NET         UNREALIZED       FROM NET       FROM NET
                                                               BEGINNING  INVESTMENT   GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                               OF PERIOD  INCOME*(1)   INVESTMENTS*(2)     INCOME      CAPITAL GAINS
                                                               --------   ----------   ---------------   ----------    -------------
INCOME PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ...   $11.84      $0.25          $0.53          $(0.25)             --
  For the fiscal year ended March 31, 2002 ..................    11.99       0.60          (0.15)          (0.60)             --
  For the fiscal year ended March 31, 2001 ..................    11.53       0.73           0.46           (0.73)             --
  For the fiscal year ended March 31, 2000 ..................    12.15       0.70          (0.62)          (0.70)             --
  For the fiscal year ended March 31, 1999 ..................    12.37       0.74          (0.03)          (0.74)         $(0.19)
  For the fiscal year ended March 31, 1998 ..................    12.03       0.76           0.36           (0.76)          (0.02)
CLASS B
  For the six months ended September 30, 2002 (unaudited) ...    11.84       0.21           0.53           (0.21)             --
  For the fiscal year ended March 31, 2002 ..................    11.99       0.52          (0.15)          (0.52)             --
  For the fiscal year ended March 31, 2001 ..................    11.53       0.65           0.46           (0.65)             --
  For the fiscal year ended March 31, 2000 ..................    12.15       0.63          (0.62)          (0.63)             --
  For the fiscal year ended March 31, 1999 ..................    12.37       0.65          (0.03)          (0.65)          (0.19)
  For the period February 2, 1998** through March 31, 1998 ..    12.47       0.10          (0.10)          (0.10)             --
CLASS C
  For the six months ended September 30, 2002 (unaudited) ...    11.84       0.21           0.53           (0.21)             --
  For the fiscal year ended March 31, 2002 ..................    11.99       0.52          (0.15)          (0.52)             --
  For the fiscal year ended March 31, 2001 ..................    11.53       0.65           0.46           (0.65)             --
  For the fiscal year ended March 31, 2000 ..................    12.15       0.63          (0.62)          (0.63)             --
  For the fiscal year ended March 31, 1999 ..................    12.37       0.65          (0.03)          (0.65)          (0.19)
  For the fiscal year ended March 31, 1998 ..................    12.03       0.70           0.36           (0.70)          (0.02)
CLASS Y
  For the six months ended September 30, 2002 (unaudited) ...    11.84       0.27           0.53           (0.27)             --
  For the fiscal year ended March 31, 2002 ..................    11.99       0.64          (0.15)          (0.64)             --
  For the fiscal year ended March 31, 2001 ..................    11.53       0.77           0.46           (0.77)             --
  For the fiscal year ended March 31, 2000 ..................    12.15       0.74          (0.62)          (0.74)             --
  For the fiscal year ended March 31, 1999 ..................    12.37       0.78          (0.03)          (0.78)          (0.19)
  For the fiscal year ended March 31, 1998 ..................    12.03       0.80           0.36           (0.80)          (0.02)

----------
* Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**   Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

                                                                NET
                                                               ASSET
                                                               VALUE,           TOTAL       NET ASSETS,            RATIO OF
                                                               END OF        INVESTMENT    END OF PERIOD          EXPENSES TO
                                                               PERIOD         RETURN(3)   (000's OMITTED)      AVERAGE NET ASSETS(1)
                                                               ------        ----------   ---------------      ---------------------
INCOME PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ..   $12.37           6.67%         $19,461                  0.80%(5)
  For the fiscal year ended March 31, 2002 .................    11.84           3.86            9,757                  0.80
  For the fiscal year ended March 31, 2001 .................    11.99          10.68            8,316                  0.80
  For the fiscal year ended March 31, 2000 .................    11.53           0.77            5,071                  0.80
  For the fiscal year ended March 31, 1999 .................    12.15           5.77            4,775                  0.80
  For the fiscal year ended March 31, 1998 .................    12.37           9.43            2,926                  0.80
CLASS B
  For the six months ended September 30, 2002 (unaudited) ..    12.37           6.33           17,966                  1.45(5)
  For the fiscal year ended March 31, 2002 .................    11.84           3.19            6,773                  1.45
  For the fiscal year ended March 31, 2001 .................    11.99           9.96            4,861                  1.45
  For the fiscal year ended March 31, 2000 .................    11.53           0.12            2,027                  1.45
  For the fiscal year ended March 31, 1999 .................    12.15           5.09            1,121                  1.45
  For the period February 2, 1998** through March 31, 1998 .    12.37          (0.04)(4)           18                  1.45(5)
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..    12.37           6.32           10,651                  1.45(5)
  For the fiscal year ended March 31, 2002 .................    11.84           3.19            6,066                  1.45
  For the fiscal year ended March 31, 2001 .................    11.99           9.96            3,339                  1.45
  For the fiscal year ended March 31, 2000 .................    11.53           0.12            1,971                  1.45
  For the fiscal year ended March 31, 1999 .................    12.15           5.08            2,067                  1.45
  For the fiscal year ended March 31, 1998 .................    12.37           8.92            1,403                  1.28
CLASS Y
  For the six months ended September 30, 2002 (unaudited) ..    12.37           6.86           21,067                  0.45(5)
  For the fiscal year ended March 31, 2002 .................    11.84           4.22           12,884                  0.45
  For the fiscal year ended March 31, 2001 .................    11.99          11.07            8,321                  0.45
  For the fiscal year ended March 31, 2000 .................    11.53           1.13            4,763                  0.45
  For the fiscal year ended March 31, 1999 .................    12.15           6.13            4,406                  0.45
  For the fiscal year ended March 31, 1998 .................    12.37           9.81            4,339                  0.45

                                                                                        INCREASE/(DECREASE)
                                                                                            REFLECTED IN
                                                                   RATIO OF               EXPENSE AND NET
                                                                NET INVESTMENT        INVESTMENT INCOME RATIOS   PORTFOLIO
                                                                   INCOME TO             DUE TO WAIVERS AND      TURNOVER
                                                               AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS      RATE
                                                               ---------------------  ------------------------   ---------
INCOME PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ..          4.10%(5)                 0.87%(5)           157.66%
  For the fiscal year ended March 31, 2002 .................          4.99                     1.45               240.84
  For the fiscal year ended March 31, 2001 .................          6.22                     2.48               174.46
  For the fiscal year ended March 31, 2000 .................          5.99                     3.13               158.47
  For the fiscal year ended March 31, 1999 .................          5.83                     2.98               107.21
  For the fiscal year ended March 31, 1998 .................          6.13                     1.86               244.78
CLASS B
  For the six months ended September 30, 2002 (unaudited) ..          3.45(5)                  0.87(5)            157.66
  For the fiscal year ended March 31, 2002 .................          4.27                     1.45               240.84
  For the fiscal year ended March 31, 2001 .................          5.55                     2.48               174.46
  For the fiscal year ended March 31, 2000 .................          5.34                     3.13               158.47
  For the fiscal year ended March 31, 1999 .................          5.16                     2.81               107.21
  For the period February 2, 1998** through March 31, 1998 .          5.22(4)(5)               0.48(4)(5)         244.78
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..          3.45(5)                  0.87(5)            157.66
  For the fiscal year ended March 31, 2002 .................          4.27                     1.45               240.84
  For the fiscal year ended March 31, 2001 .................          5.55                     2.48               174.46
  For the fiscal year ended March 31, 2000 .................          5.33                     3.13               158.47
  For the fiscal year ended March 31, 1999 .................          5.28                     3.18               107.21
  For the fiscal year ended March 31, 1998 .................          5.60                     1.80               244.78
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..          4.45(5)                  0.87(5)            157.66
  For the fiscal year ended March 31, 2002 .................          5.35                     1.45               240.84
  For the fiscal year ended March 31, 2001 .................          6.52                     2.48               174.46
  For the fiscal year ended March 31, 2000 .................          6.36                     3.13               158.47
  For the fiscal year ended March 31, 1999 .................          6.27                     3.23               107.21
  For the fiscal year ended March 31, 1998 .................          6.39                     1.78               244.78

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges.Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

     The accompanying notes are an integral part of the financial statements.

                   T H E   B E A R   S T E A R N S   F U N D S

                              FINANCIAL HIGHLIGHTS

--------------------------------------------------------------------------------
Contained below is per share operating performance data for each class of shares outstanding, total investment returns, ratios to average net assets and other supplemental data for each period indicated. This information has been derived from information provided in the financial statements.
--------------------------------------------------------------------------------

                                                                  NET                        NET
                                                                 ASSET                  REALIZED AND      DIVIDENDS    DISTRIBUTIONS
                                                                 VALUE,      NET         UNREALIZED       FROM NET       FROM NET
                                                               BEGINNING  INVESTMENT   GAIN/(LOSS) ON    INVESTMENT      REALIZED
                                                               OF PERIOD  INCOME*(1)   INVESTMENTS*(2)     INCOME      CAPITAL GAINS
                                                               --------   ----------   ---------------   ----------    -------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ...    $8.36      $0.34          $(0.63)        $(0.34)             --
  For the fiscal year ended March 31, 2002 ..................     8.74       0.72           (0.38)         (0.72)             --
  For the fiscal year ended March 31, 2001 ..................     9.78       0.94           (1.04)         (0.94)             --
  For the fiscal year ended March 31, 2000 ..................    11.36       1.08           (1.58)         (1.08)             --
  For the fiscal year ended March 31, 1999 ..................    12.73       1.11           (1.32)         (1.11)         $(0.05)
  For the period January 2, 1998** through March 31, 1998 ...    12.00       0.26            0.73          (0.26)
CLASS B
  For the six months ended September 30, 2002 (unaudited) ...     8.36       0.31           (0.62)         (0.31)             --
  For the fiscal year ended March 31, 2002 ..................     8.74       0.67           (0.38)         (0.67)             --
  For the fiscal year ended March 31, 2001 ..................     9.78       0.88           (1.04)         (0.88)             --
  For the fiscal year ended March 31, 2000 ..................    11.36       1.01           (1.58)         (1.01)             --
  For the fiscal year ended March 31, 1999 ..................    12.73       1.04           (1.32)         (1.04)          (0.05)
  For the period January 2, 1998** through March 31, 1998 ...    12.00       0.24            0.73          (0.24)             --
CLASS C
  For the six months ended September 30, 2002 (unaudited) ...     8.36       0.31           (0.62)         (0.31)             --
  For the fiscal year ended March 31, 2002 ..................     8.74       0.67           (0.38)         (0.67)             --
  For the fiscal year ended March 31, 2001 ..................     9.78       0.88           (1.04)         (0.88)             --
  For the fiscal year ended March 31, 2000 ..................    11.36       1.01           (1.58)         (1.01)             --
  For the fiscal year ended March 31, 1999 ..................    12.73       1.04           (1.32)         (1.04)          (0.05)
  For the period January 2, 1998** through March 31, 1998 ...    12.00       0.24            0.73          (0.24)
CLASS Y
  For the six months ended September 30, 2002 (unaudited) ...     8.36       0.35           (0.63)         (0.35)             --
  For the period July 11, 2001*** through March 31, 2002 ....     8.46       0.53           (0.10)         (0.53)             --

----------
* Calculated based on average settled shares outstanding during the respective periods, except for dividends and distributions, if any, which are based on the actual shares outstanding on the dates of distributions.
**   Commencement of investment operations.
***  Commencement of initial public offering.
(1)  Reflects waivers and related reimbursements.
(2) The amounts shown for a share outstanding throughout the respective periods are not in accord with the changes in the aggregate gains and losses on investments during the respective periods because of the timing of the sales and repurchases of Portfolio shares in relation to fluctuating net asset values during the respective periods.

  The accompanying notes are an integral part of the financial statements.

                                                                NET
                                                               ASSET
                                                               VALUE,           TOTAL       NET ASSETS,            RATIO OF
                                                               END OF        INVESTMENT    END OF PERIOD          EXPENSES TO
                                                               PERIOD         RETURN(3)   (000's OMITTED)      AVERAGE NET ASSETS(1)
                                                               ------        ----------   ---------------      ---------------------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ..   $7.73           (3.55)%        $65,808                  1.00%(5)
  For the fiscal year ended March 31, 2002 .................    8.36            4.16           72,491                  1.00
  For the fiscal year ended March 31, 2001 .................    8.74           (1.07)          69,132                  1.00
  For the fiscal year ended March 31, 2000 .................    9.78           (4.68)          44,991                  1.00
  For the fiscal year ended March 31, 1999 .................   11.36           (1.57)          55,367                  1.00
  For the period January 2, 1998** through March 31, 1998 ..   12.73            8.30           18,301                  1.00(5)
CLASS B
  For the six months ended September 30, 2002 (unaudited) ..    7.74           (3.73)          32,692                  1.65(5)
  For the fiscal year ended March 31, 2002 .................    8.36            3.49           32,233                  1.65
  For the fiscal year ended March 31, 2001 .................    8.74           (1.71)          26,336                  1.65
  For the fiscal year ended March 31, 2000 .................    9.78           (5.29)          23,520                  1.65
  For the fiscal year ended March 31, 1999 .................   11.36           (2.21)          23,395                  1.65
  For the period January 2, 1998** through March 31, 1998 ..   12.73            8.13            6,013                  1.65(5)
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..    7.74           (3.74)          33,404                  1.65(5)
  For the fiscal year ended March 31, 2002 .................    8.36            3.49           29,535                  1.65
  For the fiscal year ended March 31, 2001 .................    8.74           (1.71)          22,317                  1.65
  For the fiscal year ended March 31, 2000 .................    9.78           (5.29)          18,707                  1.65
  For the fiscal year ended March 31, 1999 .................   11.36           (2.21)          26,064                  1.65
  For the period January 2, 1998** through March 31, 1998 ..   12.73            8.13           11,298                  1.65(5)
CLASS Y
  For the six months ended September 30, 2002 (unaudited) ..    7.73           (3.37)          20,274                  0.65(5)
  For the period July 11, 2001*** through March 31, 2002  ..    8.36            4.99(4)        16,862                  0.65(5)


                                                                                         INCREASE/(DECREASE)
                                                                                             REFLECTED IN
                                                                    RATIO OF               EXPENSE AND NET
                                                                 NET INVESTMENT        INVESTMENT INCOME RATIOS   PORTFOLIO
                                                                    INCOME TO             DUE TO WAIVERS AND      TURNOVER
                                                                AVERAGE NET ASSETS(1)   RELATED REIMBURSEMENTS      RATE
                                                                ---------------------  ------------------------   ---------
HIGH YIELD TOTAL RETURN PORTFOLIO
CLASS A
  For the six months ended September 30, 2002 (unaudited) ..           8.40%(5)               0.41%(5)              51.63%
  For the fiscal year ended March 31, 2002 .................           8.51                   0.49                 212.94
  For the fiscal year ended March 31, 2001 .................          10.03                   0.64                 122.83
  For the fiscal year ended March 31, 2000 .................          10.14                   0.58                  70.61
  For the fiscal year ended March 31, 1999 .................           9.37                   0.74                 101.75
  For the period January 2, 1998** through March 31, 1998 ..           9.14(5)                1.67(5)              139.61
CLASS B
  For the six months ended September 30, 2002 (unaudited) ..           7.75(5)                0.41(5)               51.63
  For the fiscal year ended March 31, 2002 .................           7.86                   0.49                 212.94
  For the fiscal year ended March 31, 2001 .................           9.45                   0.64                 122.83
  For the fiscal year ended March 31, 2000 .................           9.49                   0.59                  70.61
  For the fiscal year ended March 31, 1999 .................           8.76                   0.73                 101.75
  For the period January 2, 1998** through March 31, 1998 ..           8.46(5)                1.68(5)              139.61
CLASS C
  For the six months ended September 30, 2002 (unaudited) ..           7.75(5)                0.41(5)               51.63
  For the fiscal year ended March 31, 2002 .................           7.84                   0.49                 212.94
  For the fiscal year ended March 31, 2001 .................           9.45                   0.64                 122.83
  For the fiscal year ended March 31, 2000 .................           9.49                   0.59                  70.61
  For the fiscal year ended March 31, 1999 .................           8.73                   0.73                 101.75
  For the period January 2, 1998** through March 31, 1998 ..           8.46(5)                1.67(5)              139.61
CLASS Y
  For the six months ended September 30, 2002 (unaudited) ..           8.75(5)                0.41(5)               51.63
  For the period July 11, 2001*** through March 31, 2002  ..           8.67(4)(5)             0.49(4)(5)           212.94

----------
(3) Total investment return does not consider the effects of sales charges or contingent deferred sales charges. Total investment return is calculated assuming a purchase of shares on the first day and a sale of shares on the last day of each period reported and includes reinvestment of dividends and distributions. Total investment return is not annualized.
(4) The total investment return and ratios for a class of shares are not necessarily comparable to those of any other outstanding class of shares, due to the timing differences in the commencement of initial public offerings.
(5)  Annualized.

                  T H E   B E A R   S T E A R N S   F U N D S

                                Income Portfolio
                        High Yield Total Return Portfolio
                   NOTES TO FINANCIAL STATEMENTS--(UNAUDITED)

ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Bear Stearns Funds (the "Fund") was organized as a Massachusetts business trust on September 29, 1994, and is registered with the Securities and Exchange Commission (the "SEC") under the Investment Company Act of 1940, as amended (the "Investment Company Act"), as an open-end management investment company. The Fund currently consists of ten separate portfolios: six diversified portfolios, Prime Money Market Portfolio, Intrinsic Value Portfolio (formerly, Large Cap Value Portfolio), Small Cap Value Portfolio, International Equity Portfolio, High Yield Total Return Portfolio ("High Yield Portfolio") and Income Portfolio, and four non-diversified portfolios, The Insiders Select Fund, Alpha Growth Portfolio (formerly, Focus List Portfolio), S&P STARS Portfolio and S&P STARS Opportunities Portfolio. As of the date hereof, the Income Portfolio and High Yield Portfolio (each a "Portfolio" and collectively, the "Portfolios") offer four classes of shares, which have been designated as Class A, B, C and Y shares. Each Portfolio is treated as a separate entity for certain matters under the Investment Company Act, and for other purposes, and a shareholder of one Portfolio is not deemed to be a shareholder of any other Portfolio.

At the quarterly Board of Trustees meeting held on May 6, 2002, the Trustees of the Emerging Markets Debt Portfolio approved the liquidation and termination of the portfolio pursuant to a Plan of Liquidation and Termination. As a result, the portfolio was liquidated and substantially all of its assets were distributed to shareholders on July 1, 2002.

MANAGEMENT ESTIMATES--The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that may affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates.

PORTFOLIO VALUATION--Each Portfolio calculates the net asset value of and completes orders to purchase or repurchase its shares of beneficial interest as of the close of regular trading on the New York Stock Exchange (the "Exchange") (generally 4:00 p.m. Eastern time) on each day that the Exchange is open for trading.

Substantially all fixed-income securities (including short-term investments that are not valued using the amortized cost method) are valued each business day as of the close of regular trading on the Exchange by one or more independent pricing services (the "Pricing Services") approved by the Fund's Board of Trustees. When quoted bid prices are readily available, the Pricing Services generally value fixed-income securities at the mean of the bid and asked prices, provided that the Pricing Services believe those prices to reflect the fair market value of the securities. Other investments valued by the Pricing Services are carried at fair value as determined by the Pricing Services, based on methods which include consideration of: yields or prices of securities of comparable quality, coupon, maturity and type; indications as to values from dealers; and general market conditions. Pricing Services may take other factors into consideration in pricing securities, including institutional size transactions in similar groups of securities as well as developments related to specific securities. Securities that are not valued by a Pricing Service are valued at the average of the most recent bid and asked prices in the market in which such securities are primarily traded, or at the last sales price for securities traded primarily on an exchange or a national securities market. In the absence of reported sales of securities traded primarily on an exchange or a national securities market, the average of the most recent bid and asked prices are used. Bid price is used when no asked price is available.

Equity securities, including written covered call options, are valued each business day at the last sale price as of the close of regular trading on the Exchange by one or more Pricing Services. Securities not listed on an exchange or national securities market, or securities in which there were no transactions, are valued at the average of the most recent bid and asked prices, except in the case of open short positions where the asked price is used for valuation purposes. Bid price is used when no asked price is available.

Other assets and securities for which no quotations are readily available or which are restricted as to sale (or resale) are valued by such methods as the Fund's Board of Trustees deems in good faith to reflect the fair value. Restricted securities, as well as securities or other assets for which market quotations are not readily available, or are not valued by a Pricing Service approved by the Fund's Board of Trustees, are valued at fair value as determined in good faith by Bear Stearns Asset Management Inc.'s ("BSAM" or the "Adviser") Valuation Committee, pursuant to procedures approved by the Fund's Board of Trustees. The Board reviews the methods of valuation quarterly.

Short-term investments (those acquired with remaining maturities of 60 days or less) are valued at cost, plus or minus any amortized discount or premium, which approximates market value.

Expenses and fees, including the respective investment advisory, administration and distribution and service fees, are accrued daily and taken into account for the purpose of determining the net asset value of each Portfolio's shares. Because of the differences in operating expenses incurred by each class, the per share net asset value of each class may differ.

INVESTMENT TRANSACTIONS AND INVESTMENT INCOME--Investment transactions are recorded on the trade date (the date on which the order to buy or sell is executed). Realized gains and losses from securities transactions are calculated on the identified cost basis. Interest income is recorded on an accrual basis. Dividend income is recorded on the ex-dividend date. Discounts and premiums are treated as adjustments to interest income and identified costs of investments over the lives of the respective investments. The Portfolios' net investment income (other than distribution and service fees) and unrealized and realized gains or losses are allocated daily to each class of shares based upon the relative proportion of the settled shares value of each class at the beginning of the day.

U.S. FEDERAL TAX STATUS--Each Portfolio intends to distribute substantially all of its taxable income and to comply with the other requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies. Accordingly, no provision for U.S. federal income taxes is required. In addition, by distributing during each calendar year substantially all of its ordinary income and capital gains, if any, each Portfolio intends not to be subject to a U.S. federal excise tax.

At March 31, 2002, the Portfolios had capital loss carryforwards available as a reduction to the extent provided in regulations of any future net capital gains realized before the end of fiscal year 2010. To the extent that the capital loss carryforwards are used to offset future capital gains, it is probable that the gains so offset will not be distributed to shareholders. The Portfolios had the following capital loss carryforwards at March 31, 2002:

                                 GROSS CAPITAL                             AMOUNTS EXPIRING IN
                                     LOSS                 ---------------------------------------------------------
PORTFOLIO                        CARRYFORWARD                2007           2008           2009            2010
---------                        -------------            --------       ----------     -----------     -----------
Income Portfolio .............    $   299,200                   --               --     $   299,200              --
High Yield Portfolio .........     39,553,260             $175,885       $5,403,558      13,786,496     $20,187,321

For U.S. federal income tax purposes, net realized capital losses from investments incurred after October 31, 2001, within the prior fiscal year are deemed to arise on the first day of the current fiscal year. The High Yield Portfolio incurred and elected to defer such losses of $1,811,857.

DIVIDENDS AND DISTRIBUTIONS--Each Portfolio declares dividends from net investment income on each day the Exchange is open for business. These dividends are paid usually on or about the twentieth day of each month. Distributions of net realized gains, if any, will be declared and paid at least annually by each Portfolio. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These "book/tax" differences are either considered temporary or permanent in nature. To the extent these differences are permanent in nature, such amounts are reclassified within capital accounts based on their U.S. federal tax-basis treatment; temporary differences do not require reclassification.

TRANSACTIONS WITH AFFILIATES AND RELATED PARTIES

For the six months ended September 30, 2002, BSAM, a wholly-owned subsidiary of The Bear Stearns Companies Inc., served as investment adviser pursuant to an Investment Advisory Agreement with respect to each Portfolio. Under the terms of the

Investment Advisory Agreement, the Income Portfolio and High Yield Portfolio have agreed to pay BSAM a monthly fee at an annual rate of 0.45% and 0.60%, respectively, of each Portfolio's average daily net assets.

For the six months ended September 30, 2002, Bear Stearns Funds Management Inc. ("BSFM" or the "Administrator") served as administrator to each Portfolio pursuant to an Administration Agreement. BSFM is entitled to receive from each Portfolio a monthly fee equal to an annual rate of 0.15% of each Portfolio's average daily net assets up to $1 billion, 0.12% of the next $1 billion, 0.10% of the next $3 billion and 0.08% of average daily net assets above $5 billion.

For the six months ended September 30, 2002, BSAM has undertaken to limit each Portfolio's total operating expenses (exclusive of brokerage commissions, taxes, interest and extraordinary items) to a maximum annual level as a percent of each Portfolio's average daily net assets as follows:

PORTFOLIO                                              CLASS A           CLASS B          CLASS C          CLASS Y
---------                                              -------           -------          -------          -------
Income Portfolio ..................................     0.80%             1.45%            1.45%            0.45%
High Yield Portfolio ..............................     1.00              1.65             1.65             0.65

As necessary, this limitation is effected by waivers by the Adviser of its advisory fees and reimbursements of expenses exceeding the advisory fee. For the six months ended September 30, 2002, the advisory fee waivers and reimbursements of expenses (in order to maintain the expense limitation) were as follows:

PORTFOLIO                                                              ADVISORY FEE WAIVERS   EXPENSE REIMBURSEMENTS
---------                                                              --------------------   ----------------------
Income Portfolio .................................................            $110,213                $103,064
High Yield Portfolio .............................................             319,879                      --

The Portfolios will not pay BSAM at a later time for any amounts BSAM may waive, nor will the Portfolios reimburse BSAM for any amounts BSAM may assume.

Custodial Trust Company, a wholly-owned subsidiary of The Bear Stearns Companies Inc. and an affiliate of BSAM, BSFM and Bear, Stearns & Co. Inc. ("Bear Stearns" or the "Distributor"), serves as custodian to each of the Portfolios.

DISTRIBUTION PLAN AND SHAREHOLDER SERVICING PLAN

The Fund, on behalf of the Portfolios, has entered into a Distribution Plan pursuant to Rule 12b-1 under the Investment Company Act. Under the Distribution Plan, each Portfolio paid Bear Stearns a fee at an annual rate of 0.10% for Class A shares and 0.75% for both Class B and C shares. The Fund, on behalf of the Portfolios, has adopted a Shareholder Servicing Plan whereby each Portfolio paid Bear Stearns fees of up to 0.25% of its Class A, B and C shares.

Such fees are based on the average daily net assets in each class of the respective Portfolios and are accrued daily and paid quarterly or at such intervals as the Board of Trustees may determine. The fees paid to Bear Stearns under the Distribution Plan are payable without regard to actual expenses incurred. Bear Stearns uses the distribution fee to pay broker-dealers or other financial institutions whose clients hold each Portfolio's shares and other distribution-related activities. Bear Stearns uses shareholder servicing fees to pay broker-dealers or other financial institutions that provide personal service in connection with the maintenance of shareholder accounts.

For the six months ended September 30, 2002, the distribution and shareholder servicing fees paid to Bear Stearns under each Plan were as follows:

PORTFOLIO                                                                  DISTRIBUTION FEES   SHAREHOLDER SERVICING FEES
---------                                                                  -----------------   --------------------------
Income Portfolio .....................................................          $ 78,024                $ 39,775
High Yield Portfolio .................................................           281,319                 170,763

In addition, as Distributor of the Portfolios, Bear Stearns collects the sales charges imposed on sales of each Portfolio's Class A shares, and reallows a portion of such charges to dealers through which the sales are made. In addition, Bear Stearns advanced 4.25% and 1.00% in sales commissions on the sale of Class B and C shares, respectively, to dealers at the time of such sales.

For the six months ended September 30, 2002, Bear Stearns has advised each Portfolio that it received the amounts noted below in front-end sales charges resulting from sales of Class A shares and contingent deferred sales charges ("CDSC") upon certain redemptions by Class A, B and C shareholders, respectively. The amounts were as follows:

                                                                                                     CDSC
                                                             FRONT-END SALES CHARGES    -------------------------------
PORTFOLIO                                                            CLASS A            CLASS A     CLASS B     CLASS C
---------                                                    -----------------------    -------     -------     -------
Income Portfolio .......................................            $ 26,654             $1,881     $32,319     $1,704
High Yield Portfolio ...................................             149,342              1,610      80,362      3,031

INVESTMENTS IN SECURITIES

For U.S. federal income tax purposes, the cost of securities owned at September 30, 2002, were $71,509,171 and $149,687,984 for the Income Portfolio and High Yield Portfolio, respectively. Accordingly, the net unrealized appreciation/(depreciation) on investments for each Portfolio were as follows:

                                                                                                                  NET
                                                                                GROSS           GROSS         APPRECIATION/
PORTFOLIO                                                                    APPRECIATION    DEPRECIATION    (DEPRECIATION)
---------                                                                    ------------    ------------    -------------
Income Portfolio ......................................................        $1,953,615    $  (424,457)     $ 1,529,158
High Yield Portfolio ..................................................         3,121,862     (7,312,231)      (4,190,369)

For the six months ended September 30, 2002, aggregate purchases and sales of portfolio securities (excluding short-term investments) for each Portfolio were as follows:

PORTFOLIO                                                                          PURCHASES              SALES
---------                                                                          ---------              -----
Income Portfolio ...........................................................      $98,316,612          $71,041,590
High Yield Portfolio .......................................................       87,824,172           74,631,057

SHARES OF BENEFICIAL INTEREST

Each Portfolio offers Class A, B, C and Y shares. Class A shares are sold with a front-end sales charge of up to 4.50% for each Portfolio. Class B shares are sold with a CDSC of up to 5.00% within six years of purchase. Class C shares are sold with a CDSC of 1.00% within the first year of purchase. There is no sales charge or CDSC on Class Y shares, which are offered primarily to institutional investors.

Transactions in shares of beneficial interest for each Portfolio were as follows:

                                                                                     INCOME PORTFOLIO
                                                                       ----------------------------------------------
                                                                           SALES       REPURCHASES      REINVESTMENTS
                                                                       -----------     -----------      -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................        998,387         263,959             14,517
Value .............................................................    $12,148,211      $3,207,394           $176,166

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................        794,472         688,148             24,544
Value .............................................................    $ 9,532,988      $8,218,320           $295,102

CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................      1,025,833         155,337              9,999
Value .............................................................    $12,396,802      $1,878,177           $121,386

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................        603,678         450,445             13,598
Value .............................................................    $ 7,318,268      $5,427,360           $163,506

CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................        433,091          93,723              9,428
Value .............................................................    $ 5,260,071      $1,135,624           $114,217

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................        429,355         209,437             14,073
Value .............................................................    $ 5,167,296      $2,510,222           $169,147

CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................        678,005          88,798             26,142
Value .............................................................    $ 8,181,109      $1,075,915           $316,866

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................        449,139          90,492             35,969
Value .............................................................    $ 5,419,286      $1,088,280           $432,101

                                                                                   HIGH YIELD PORTFOLIO
                                                                       ----------------------------------------------
                                                                          SALES        REPURCHASES      REINVESTMENTS
                                                                       -----------     -----------      -------------
CLASS A
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................      2,775,636       3,143,472            205,600
Value .............................................................    $22,385,319     $25,217,181        $ 1,654,616

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................      3,756,865       3,398,078            407,597
Value .............................................................    $32,035,477     $28,817,466        $ 3,446,664

CLASS B
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................      1,073,731         792,799             87,694
Value .............................................................    $ 8,731,863     $ 6,319,794         $  705,032

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................      1,370,939         669,402            142,929
Value .............................................................    $11,652,781     $ 5,655,996        $ 1,207,816

CLASS C
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................      1,100,770         417,214            101,201
Value .............................................................    $ 8,930,572     $ 3,315,993        $   813,084

FOR THE FISCAL YEAR ENDED MARCH 31, 2002
Shares ............................................................      1,174,111         328,871            135,936
Value .............................................................    $ 9,955,418     $ 2,780,854        $ 1,148,557

CLASS Y
FOR THE SIX MONTHS ENDED SEPTEMBER 30, 2002
Shares ............................................................        578,084          82,726            108,531
Value .............................................................    $ 4,796,525      $  653,357         $  871,772

FOR THE PERIOD JULY 11, 2001* THROUGH MARCH 31, 2002
Shares ............................................................      2,020,342          53,273             50,186
Value .............................................................    $17,027,227      $  448,058         $  421,359

----------
*    Commencement of initial public offering.

CREDIT FACILITY

The Fund has entered into a demand promissory note arrangement with JPMorgan Chase Bank (the "Bank") to provide an uncommitted credit facility to the Fund (on behalf of each Portfolio). The credit facility bears interest at the greater of: (i) the rate otherwise in effect for such loan plus 2%, or (ii) that rate of interest from time to time announced by the Bank at its principal office as its prime commercial lending rate plus 2%, with such interest to be payable on demand and upon payment in full of such principal. High Yield Portfolio as a fundamental policy is permitted to borrow in an amount up to 331/3% of its total assets. Income Portfolio intends to borrow money only for temporary or emergency (not leveraging) purposes and only in amounts up to 15% of its total assets.

Each loan is payable on demand or upon termination of this credit facility or on the last day of the interest period and, in any event, not later than 14 days from the date the loan was advanced.

Amounts outstanding under the credit facility during the six months ended September 30, 2002, were as follows:

                                                                              MAXIMUM LOAN AMOUNT
PORTFOLIO                                             AVERAGE LOAN BALANCE         OUTSTANDING      AVERAGE INTEREST RATE
---------                                             --------------------    -------------------   ---------------------
Income Portfolio ..................................         $ 1,477             $  144,700                 1.62%
High Yield Portfolio ..............................          39,856              2,351,500                 2.25

The Income Portfolio and High Yield Portfolio had no amounts outstanding under the credit facility at September 30, 2002.

CONCENTRATION OF RISK -- HIGH YIELD PORTFOLIO

Lower-rated debt securities (commonly known as "junk bonds") possess speculative characteristics and are subject to greater market fluctuations and risk of lost income and principal than higher-rated debt securities for a variety of reasons. Also, during an economic downturn or substantial period of rising interest rates, highly leveraged issuers may experience financial stress which would adversely affect their ability to service their principal and interest payment obligations, to meet projected business goals and to obtain additional financing. In addition, periods of economic uncertainty and changes can be expected to result in increased volatility of market prices of lower-rated debt securities and the High Yield Portfolio's net asset value.

                                   The
                                  Bear Stearns
                                   Funds
              383 MADISON AVENUE, NEW YORK, NY 10179 1.800.766.4111

Michael Minikes                                Chairman of the Board and Trustee
Doni L. Fordyce                                President and Trustee
Peter M. Bren                                  Trustee
John S. Levy                                   Trustee
M. B. Oglesby, Jr.                             Trustee
Robert E. Richardson                           Trustee
Robert M. Steinberg                            Trustee
Barry Sommers                                  Executive Vice President
Stephen A. Bornstein                           Vice President and Secretary
Frank J. Maresca                               Vice President and Treasurer
Vincent L. Pereira                             Assistant Treasurer

INVESTMENT ADVISER                             TRANSFER AND DIVIDEND
Bear Stearns Asset                             DISBURSEMENT AGENT
Management Inc.                                PFPC Inc.
383 Madison Avenue                             Bellevue Corporate Center
New York, NY 10179                             400 Bellevue Parkway
                                               Wilmington, DE 19809
ADMINISTRATOR
Bear Stearns Funds                             INDEPENDENT AUDITORS
Management Inc.                                Deloitte & Touche LLP
383 Madison Avenue                             Two World Financial Center
New York, NY 10179                             New York, NY 10281

DISTRIBUTOR                                    COUNSEL
Bear, Stearns & Co. Inc.                       Kramer Levin
383 Madison Avenue                             Naftalis & Frankel LLP
New York, NY 10179                             919 Third Avenue
                                               New York, NY 10022
CUSTODIAN
Custodial Trust Company
101 Carnegie Center
Princeton, NJ 08540


The financial information included herein is taken from the records of each Portfolio without examination by independent auditors who do not express an opinion thereon.

This report is submitted for the general information of the shareholders of each Portfolio. It is not authorized for distribution to prospective investors in each Portfolio unless it is preceded or accompanied by a current prospectus which includes details regarding each Portfolio's objectives, policies, sales commissions and other information. Total investment return is based on historical results and is not intended to indicate future performance. The investment return and principal value of an investment in each Portfolio will fluctuate, so that an investor's shares, when redeemed, may be worth more or less than original cost.